Exhibit 99.1

–APi Group Announces Launch of Secondary Public Offering of Common Stock–

New Brighton, Minnesota – February 28, 2024 – APi Group Corporation (NYSE: APG) (“APi” or the “Company”) announced today that certain funds affiliated with Blackstone Inc. (the “Blackstone Selling Stockholders”) and Viking Global Investors LP (the “Viking Selling Stockholders”), collectively, the “Selling Stockholders”, have commenced an underwritten registered public offering of up to an aggregate of 8,130,082 shares of common stock of the Company that the Selling Stockholders received upon conversion of existing 5.5% Series B Perpetual Convertible Preferred Stock (the “Series B Preferred Shares”). In connection with the offering, the Selling Stockholders intend to grant the underwriters a 30-day option to purchase up to 1,219,510 additional shares of common stock held by the Selling Stockholders. APi is not selling any shares of common stock and will not receive any proceeds from the sale of the shares of common stock in the offering.

UBS Investment Bank and Citigroup are acting as joint bookrunning managers for the offering and Blackstone Securities Partners L.P. is acting as co-manager.

A shelf registration statement on Form S-3 relating to the shares of common stock being sold in the offering was filed with the Securities and Exchange Commission (the “SEC”) on January 3, 2022, and declared effective by the SEC on January 7, 2022. The offering of the shares of common stock is being made only by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. A copy of the preliminary prospectus relating to the offering, when filed, may be obtained on the SEC’s website located at http://www.sec.gov. When available, copies of the preliminary prospectus supplement and the accompanying prospectus related to the offering may also be obtained from UBS Securities LLC at UBS Securities LLC, Attention: Prospectus Department, 1285 Avenue of the Americas, New York, NY 10019, or by email at ol-prospectus-request@ubs.com and from Citigroup at Citigroup, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717 (tel: 800-831-9146). The final terms of the offering will be disclosed in a final prospectus supplement to be filed with the SEC.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy the securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About APi:

APi is a global, market-leading business services provider of life safety, security and specialty services with a substantial recurring revenue base and over 500 locations worldwide. APi provides statutorily mandated and other contracted services to a strong base of long-standing customers across industries. APi has a winning leadership culture driven by entrepreneurial business leaders to deliver innovative solutions for its customers.

Investor Relations Inquiries:

Adam Fee

Vice President of Investor Relations

Tel: +1 651-240-7252

Email: investorrelations@apigroupinc.us

Forward-Looking Statements and Disclaimers

This press release contains forward-looking statements, including, but not limited to, statements regarding the Selling Stockholders’ proposed public secondary offering of shares of the Company’s common stock. Actual results could differ from those projected in any forward-looking statements due to numerous factors. Such factors include, among others, market and other general economic conditions and the Selling Stockholders’ and the underwriters’ ability to satisfy the conditions required to close the offering. These forward-looking statements are made as of the date of this press release and, except as required by applicable law, APi assumes no obligation to update such forward-looking statements or to update the reasons why actual results could differ from those projected in such forward-looking statements. Investors should refer to the risk factors set forth in the Registration Statement on Form S-3 filed by APi with the SEC on January 7, 2022, as amended and/or supplemented, and periodic reports and other documents filed by APi with the SEC, including APi’s annual report on Form 10-K for the fiscal ended December 31, 2023.

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